Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of GHST World Inc. (the “Company”) on Form 10-Q for the quarter ended December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof, I, Roberto Castellazzi, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.	The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Roberto Castellazzi
Roberto Castellazzi Chief Executive Officer (Principal Executive Officer)

Dated: February 11, 2026

In connection with the quarterly report of GHST World, Inc. (the “Company”) on Form 10-Q for the quarter ended December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof, I, Marcello Appella, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.	The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Marcello Appella
Marcello Appella Chief Financial Officer (Principal Financial Officer)

Dated: February 11, 2026